BOULDER GROWTH & INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

August 31, 2019 (Unaudited)

Description	Shares/Principal Amount	Value (Note 2)

LONG TERM INVESTMENTS 86.34%
DOMESTIC COMMON STOCK 79.11%
Banks 5.15%
MidCountry Financial Corporation*(a)(b)	310,300	$2,429,649
Wells Fargo & Co.	1,425,000	66,362,250
		68,791,899
Construction Machinery 4.45%
Caterpillar, Inc.	498,700	59,345,300

Diversified 32.69%
Berkshire Hathaway, Inc., Class A*(c)	1,114	337,628,892
Berkshire Hathaway, Inc., Class B*(c)	485,000	98,653,850
		436,282,742
Diversified Financial Services 9.87%
American Express Co.	140,000	16,851,800
JPMorgan Chase & Co.	1,028,000	112,936,080
South Street Securities Holdings, Inc.*(a)(b)	25,000	1,903,000
		131,690,880
Healthcare Products & Services 1.72%
Johnson & Johnson	179,100	22,989,276

Pharmaceuticals 2.13%
Pfizer, Inc.	800,000	28,440,000

Real Estate Investment Trusts (REITs) 3.24%
Ventas, Inc.	590,000	43,300,100

Retail 12.21%
Walmart, Inc.	550,000	62,843,000
Yum! Brands, Inc.	857,000	100,080,460
		162,923,460
Technology, Hardware & Equipment 6.39%
Cisco Systems, Inc.	1,822,200	85,297,182

Telecommunications 1.26%
Verizon Communications, Inc.	289,000	16,808,240

TOTAL DOMESTIC COMMON STOCK
(Cost $376,352,937)		1,055,869,079

FOREIGN COMMON STOCK 2.34%
Beverages 2.34%
Heineken Holding NV	180,000	17,794,654
Heineken NV	126,780	13,482,253
		31,276,907
TOTAL FOREIGN COMMON STOCK
(Cost $8,831,667)		31,276,907

Description	Shares/Principal Amount	Value (Note 2)

CLOSED-END FUND 3.81%
Cohen & Steers Infrastructure Fund, Inc.	1,914,058	$50,799,099

TOTAL CLOSED-END FUND
(Cost $16,189,868)		50,799,099

LIMITED PARTNERSHIPS 1.02%
Enterprise Products Partners LP	476,800	13,593,568

TOTAL LIMITED PARTNERSHIPS
(Cost $10,814,578)		13,593,568

HEDGE FUND 0.06%
Ithan Creek Partners L.P.*(b)		782,371

TOTAL HEDGE FUND
(Cost $317,571)		782,371

TOTAL LONG TERM INVESTMENTS
(Cost $412,506,621)		1,152,321,024

SHORT TERM INVESTMENTS 13.65%
U.S. Treasury Obligations 9.42%
United States Treasury Bills(d)
2.133%, 09/05/2019	$10,500,000	10,498,968
2.133%, 09/12/2019	10,500,000	10,495,124
2.068%, 09/19/2019	10,500,000	10,490,888
2.053%, 09/26/2019	10,500,000	10,487,087
2.108%, 10/03/2019	10,500,000	10,482,598
2.025%, 10/10/2019	10,500,000	10,478,471
2.006%, 10/17/2019	10,500,000	10,474,462
1.963%, 10/24/2019	10,500,000	10,471,157
1.913%, 10/31/2019	10,500,000	10,467,245
1.871%, 11/07/2019	10,500,000	10,463,150
1.861%, 11/14/2019	10,500,000	10,459,523
1.896%, 11/21/2019	10,500,000	10,455,414

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $125,709,679)		125,724,087

Money Market Funds 4.23%
State Street Institutional U.S. Government Money Market Fund, Administration Class,
7-Day Yield - 1.817%	6,449,049	6,449,049
State Street Institutional U.S. Government Money Market Fund, Investor Class,
7-Day Yield - 1.987%	50,000,000	50,000,000

TOTAL MONEY MARKET FUNDS
(Cost $56,449,049)		56,449,049

TOTAL SHORT TERM INVESTMENTS
(Cost $182,158,728)		182,173,136

Description	Shares/Principal Amount	Value (Note 2)
TOTAL INVESTMENTS 99.99%
(Cost $594,665,349)		$1,334,494,160

OTHER ASSETS AND LIABILITIES, NET 0.01%		104,885

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS 100.00%		$1,334,599,045

*	Non-income producing security.
(a)	Fair valued using significant unobservable inputs as determined in good faith in accordance with procedures established by the Fund's Board of Directors. Total value of fair valued securities as of August 31, 2019 was $4,332,649 or 0.32% of Total Net Assets Available to Common Stockholders.
(b)	Restricted security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Notes 3 and 4).
(c)	For additional information on portfolio concentration, see Note 2.
(d)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Percentages are stated as a percent of the Total Net Assets Applicable to Common Stockholders.

Regional Breakdown as a % of Total Net Assets Applicable to Common Stockholders
United States	97.65%
Netherlands	2.34%
Other Assets and Liabilities	0.01%
Total Net Assets	100.00%

See accompanying Notes to Quarterly Portfolio of Investments.

Boulder Growth & Income Fund, Inc.

Notes to Quarterly Portfolio of Investments

August 31, 2019 (Unaudited)

Note 1. Fund Organization

Boulder Growth & Income Fund, Inc. (the “Fund”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”) and accordingly follows the investment company accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Note 2. Valuation and Investment Practices

Portfolio Valuation: Equity securities including closed-end funds for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value per share. Short-term fixed income securities such as Commercial Paper, Bankers Acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, then the securities will be priced at fair value under procedures approved by the Board of Directors (the “Board”). The Board has delegated to the Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Valuation Committee, does not represent fair value (“Fair Value Securities”). The Valuation Committee uses a third-party pricing consultant to assist the committee in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The Valuation Committee and the valuation consultant, as appropriate, use valuation techniques that could utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee is responsible for (i) identifying Fair Value Securities, (ii) analyzing each Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the investment adviser or Fund to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The Valuation Committee is responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Portfolio of Investments includes investments valued at $4,332,649 (0.32% of total net assets), whose fair values have been estimated by management in the absence of readily available market quotations. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time; provided, however, that the Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances. If the Valuation Committee determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Valuation Committee may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Valuation Committee reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Valuation Committee may use outside pricing services to provide it with closing prices. The Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Valuation Committee cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Valuation Committee adjusts prices, the Valuation Committee will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Options are valued at the mean of the highest bid and lowest ask prices on the principal exchange on which the option trades. If no quotations are available, fair value procedures will be used. Fair value procedures will also be used for any options traded over-the-counter.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1—Unadjusted quoted prices in active markets for identical investments

Level 2—Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of August 31, 2019 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Domestic Common Stock
Banks	$66,362,250	$–	$2,429,649	$68,791,899
Diversified Financial Services	129,787,880	–	1,903,000	131,690,880
Other	855,386,300	–	–	855,386,300
Foreign Common Stock
Other	31,276,907	–	–	31,276,907
Closed-End Fund	50,799,099	–	–	50,799,099
Limited Partnerships	13,593,568	–	–	13,593,568
Hedge Fund**	N/A	N/A	N/A	782,371
U.S. Treasury Obligations	–	125,724,087	–	125,724,087
Money Market Funds	56,449,049	–	–	56,449,049
TOTAL	$1,203,655,053	$125,724,087	$4,332,649	$1,334,494,160

*	For detailed descriptions, see the accompanying Portfolio of Investments.
**	In accordance with ASU 2015-07 and Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. The fair value amount presented in the Total column of this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Boulder Growth & Income Fund, Inc.	Domestic Common Stock
Balance as of November 30, 2018	$7,074,747
Accrued discount/premium	-
Realized Gain/(Loss)	33,838
Change in Unrealized Appreciation/(Depreciation)	(2,742,098)
Purchases	-
Sales Proceeds	(33,838)
Transfer into Level 3	-
Transfer out of Level 3	-
Balance as of August 31, 2019	$4,332,649
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at August 31, 2019	$(2,715,005)

The table below provides additional information about the Level 3 Fair Value Measurements as of August 31, 2019 where the Fund used its own significant assumptions:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Industry Group	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range
Domestic Common Stocks:
	Banks	$2,429,649	Comparable Company Approach	Discount for Lack of Marketability	20%
				Price to Tangible Book Value Multiple	1.08x
	Diversified Financial Services	$1,903,000	Comparable Company Approach	Price to Tangible Book Value Multiple	0.835x
Grand Total		$4,332,649

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for Lack of Marketability	Decrease	Increase
Price to Tangible Book Value Multiple	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the effective yield method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded by the Fund in the following annual financial reporting period.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of August 31, 2019, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. in the March 20, 2015 reorganization. After the reorganization was completed, shares held of the issuer were liquidated to bring the concentration to 25%. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation and decreased leverage since the time the Fund and the funds acquired in the reorganization purchased the security.

Note 3. Restricted Securities

As of August 31, 2019, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of August 31, 2019, were as follows:

Issuer Description	Acquisition Date	Cost	Value August 31, 2019	Value as Percentage of Net Assets Applicable to Common Stockholders August 31, 2019
Ithan Creek Partners L.P.	6/2/08	$317,571	$782,371	0.06%
MidCountry Financial Corporation	10/22/04	4,654,500	2,429,649	0.18%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	1,903,000	0.14%
		$7,472,071	$5,115,020	0.38%

Note 4. Investment in a Hedge Fund

As of August 31, 2019, the Fund holds a residual interest in Ithan Creek Partners LP (“Hedge Fund”). As of June 30, 2014, the Fund notified the managing general partner of the Hedge Fund that it was withdrawing its interest in the Hedge Fund. A portion of the interest was withdrawn at that time. However, certain illiquid securities designated at the discretion of the managing general partner of the Hedge Fund had been segregated in “side pockets”, and were not immediately available for distribution. Such illiquid securities are referred to as “Designated Investments”. As a result, the Fund continues to maintain a residual, non-participating interest in the Hedge Fund, associated with the Designated Investments held in side pockets. Due to the reorganization, the Fund acquired additional residual, non-participating interest in the Hedge Fund from The Denali Fund Inc. The Fund will maintain such interest until all the Designated Investments within the side pockets have been liquidated and distributed, which will likely occur incrementally and over a period of years. Because of the illiquidity of the Designated Investments, the limitation on withdrawal rights and because limited partnership interests are not tradable, the investment in the Hedge Fund is an illiquid investment and involves a high degree of risk. A management fee at an annual rate of 1% of net assets and an incentive fee of 20% of net profits is included in the partnership agreement. The value assigned to the Hedge Fund is based on available information and may not necessarily represent the amount which might ultimately be realized. Due to the inherent uncertainty of valuation, the estimated fair value may differ from the value that would have been realized had the Hedge Fund been liquidated and this difference could be material.